Exhibit 10.4
April 30, 2009
Delta Petroleum Corporation
370 17th Street, Suite 4300
Denver, Colorado 80202

Attention:	Mr. Kevin K. Nanke Chief Financial Officer

Re:	Second Amended and Restated Credit Agreement dated as of November 3, 2008 (as amended prior to the date hereof, including pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated March 2, 2009 (the “First Amendment”), the “Credit Agreement”) between, among others, Delta Petroleum Corporation (“Borrower”) and JPMorgan Chase Bank, N.A. as administrative agent for the Banks (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the First Amendment.
Gentlemen:
Reference is made to the First Amendment pursuant to which, among other things, the Administrative Agent (on behalf of the Banks) and the Banks agreed to forbear from exercising their rights and remedies arising as a result of the Specified Defaults. Pursuant to the terms and conditions of the First Amendment, (a) the Forbearance Period Termination Date is currently May 1, 2009, and Borrower is required to consummate the Interim Issuance in order for the Forbearance Period Termination Date to be automatically extended to May 15, 2009, and (b) the Statutory Liens Waiver Period is currently set to expire on April 30, 2009. Borrower has not consummated the Interim Issuance and has requested that the Administrative Agent (on behalf of the Banks) and the Banks (i) amend the definition of “Forbearance Period Termination Date” to extend the current Forbearance Period Termination Date from May 1, 2009 to May 15, 2009, and (ii) amend the definition of “Statutory Liens Waiver Period” to extend the latest expiration date thereof from April 30, 2009 to May 15, 2009.
Subject to the terms and conditions set forth herein, the Administrative Agent (on behalf of the Banks) and the Banks hereby agree to such requests and together with the Borrower agree that (a) the definition of “Statutory Liens Waiver Period” contained in Section 1 of the First Amendment is hereby amended to delete the reference therein to “April 30, 2009” and replace such reference with “May 15, 2009”, and (b) the definition of “Forbearance Period Termination Date” contained in Section 1 of the First Amendment is hereby amended and restated in its entirety as follows:
“Forbearance Period Termination Date” means 5:00 p.m. (Chicago, Illinois Time) on May 15, 2009; provided, that (a) [Reserved], and (b)(i) [Reserved], or (ii) if on or prior to May 15, 2009 Borrower has received gross proceeds of $75,000,000, which result in Borrower’s receipt of Net Proceeds of at least $70,000,000, from issuance(s) by Borrower after the Signing Date of additional Equity of Borrower (the “Interim Issuance”) and the Securities and Exchange Commission has declared Borrower’s S-3 registration statement filed in contemplation of the Equity Issuances to be effective, then the Forbearance Period Termination Date shall automatically be extended pursuant to the following sentence. If the conditions for automatic extension of the Forbearance Period Termination Date contained in clause (b)(ii) above are satisfied, then the Forbearance Period Termination Date shall be automatically extended to June 15, 2009.

Borrower and the Banks further agree that (a) if Borrower consummates the Interim Issuance, then the Equity Issuance Net Proceeds thereof will be applied in accordance with Section 9.1(b)(i), (ii) and (iii) of the First Amendment, and (b) if Borrower consummates the Equity Issuance in satisfaction of Section 9.1 of the First Amendment and without utilizing an Interim Issuance, then the Equity Issuance Net Proceeds thereof will be applied in accordance with Section 9.1(a)(i), (ii) and (iii) of the First Amendment.
Borrower has informed the Banks that Borrower has violated the Consolidated Net Debt to Consolidated EBITDAX (as defined in the Credit Agreement) ratio under Section 10.2 of the Credit Agreement for the fiscal quarter ending March 31, 2009 (the “Leverage Ratio Default”). Borrower has requested that the Administrative Agent (on behalf of the Banks) and the Banks forbear during the Forbearance Period from exercising their rights and remedies under the Loan Papers with respect to the Leverage Ratio Default. The Administrative Agent (on behalf of the Banks), the Banks and Borrower hereby agree that the Leverage Ratio Default shall constitute a “Specified Default” under Section 3 of the First Amendment.
The Administrative Agent (on behalf of the Banks) and the Banks hereby agree, so long as no Forbearance Period Termination Event shall have occurred, to forbear until the Forbearance Period Termination Date (as extended by this letter) from exercising their rights and remedies arising as a result of the Specified Defaults (as amended by this letter). The terms and conditions of the First Amendment, including, without limitation, Section 3 of the First Amendment, are incorporated herein.
Borrower represents and warrants as of the date of this letter that (i) each representation and warranty of each Credit Party (as defined in the Credit Agreement) contained in the First Amendment, the Credit Agreement and the other Loan Papers (as defined in the Credit Agreement) is true and correct in all material respects (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties shall be true and correct as of such date), and (ii) except for the Specified Defaults (as amended by this letter) and after giving effect to the limited waivers granted in the First Amendment, no Default, Event of Default or Borrowing Base Deficiency (each as defined in the Credit Agreement) exists which is continuing.
Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this letter, including, but not limited to, fees and expenses of counsel to the Administrative Agent. The extension of the Forbearance Period Termination Date and the Statutory Liens Waiver Period pursuant to the terms and conditions of this letter are one-time extensions, and nothing contained herein shall obligate the Administrative Agent or the Banks to grant any additional or future extension, amendment, waiver or modification of or to, or in connection with, any provision of the First Amendment, the Credit Agreement or any other Loan Paper. Each of the Loan Papers is and shall continue to be in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly set forth herein, operate as a waiver of any Default or Event of Default of the Borrower or any right, power or remedy of the Administrative Agent or any Bank under any of the Loan Papers.
This letter shall be effective automatically upon receipt by the Administrative Agent of executed counterparts hereof from Borrower, each other Credit Party indicated on the signature pages hereto and the Majority Banks (as defined in the Credit Agreement). This letter may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions shall be effective as originals. This letter shall be governed by, and construed in accordance with, the laws of the State of Texas.
Please acknowledge your agreement with the terms and conditions of this letter by signing a copy hereof where indicated and returning a fully executed counterpart to Erec Winandy, counsel for Administrative Agent, via facsimile number (214) 999-7756 or via electronic e-mail at ewinandy@velaw.com, with four

(4) originals delivered to Erec Winandy via overnight delivery at: Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201.
[Signatures Follow]

Sincerely, JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Ryan Fuessel
Ryan Fuessel,
Senior Vice President

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

ACKNOWLEDGED AND AGREED TO BY: BORROWER: DELTA PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

CREDIT PARTIES: DELTA EXPLORATION COMPANY, INC., a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership By: Delta Petroleum Corporation, a Delaware corporation, its general partner
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA PIPELINE, LLC, a Colorado limited liability company By: Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA RISK MANAGEMENT, LLC, a Colorado limited liability company By: Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: JPMORGAN CHASE BANK, N.A.
By:	/s/ Ryan Fuessel
Ryan Fuessel,
Senior Vice President

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF MONTREAL
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

By:	/s/ Michael M. Meagher
	Name:	Michael M. Meagher
	Title:	Vice President

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF OKLAHOMA, N.A.
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: NATIXIS (f.k.a. Natexis Banques Populaires)
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: BARCLAYS BANK PLC
By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF SCOTLAND PLC
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION

BANK: CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Wes Fontana
	Name:	Wes Fontana
	Title:	Assistant Vice President

Signature Page
Letter Agreement Dated April 30, 2009
DELTA PETROLEUM CORPORATION